SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              YADKIN VALLEY COMPANY
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              YADKIN VALLEY COMPANY
                             343 EAST SIX FORKS ROAD
                              POST OFFICE BOX 18747
                          RALEIGH, NORTH CAROLINA 27619

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

         NOTICE is hereby given that the 2000 Annual Meeting of Shareholders of Yadkin Valley Company (the "Company") will be held at 343 East Six Forks Road (Third Floor Conference Room), Raleigh, North Carolina, at 10:00 a.m. on Monday, April 24, 2000. The purposes of the meeting are:

         1. ELECTION OF DIRECTORS. To elect three directors of the Company for terms of one year or until their respective successors are duly elected and qualified;

         2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To consider a proposal to ratify the appointment of KPMG LLP as the Company's independent public accountants for 2000; and,

         3. OTHER BUSINESS. To transact any other business properly presented for action at the meeting.


         YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THE PRESENCE OF A QUORUM. RETURNING A SIGNED APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ E. THOMAS LUCAS
                                              ----------------------------
                                              E. THOMAS LUCAS
                                              VICE PRESIDENT AND SECRETARY


MARCH 24, 2000

                              YADKIN VALLEY COMPANY
                             343 EAST SIX FORKS ROAD
                              POST OFFICE BOX 18747
                          RALEIGH, NORTH CAROLINA 27619
                                 (919) 716-2266

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

GENERAL

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Yadkin Valley Company (the "Company") of appointments of proxy in the enclosed form for use at the Annual Meeting of the Company's shareholders (the "Annual Meeting") and at any adjournment thereof. The Annual Meeting will be held at 343 East Six Forks Road (Third Floor Conference Room), Raleigh, North Carolina, at 10:00 a.m. on April 24, 2000. This Proxy Statement is being mailed to the Company's shareholders on or about March 24, 2000.

APPOINTMENT AND VOTING OF PROXIES

         Persons named in the enclosed appointment of proxy to represent shareholders as proxies at the Annual Meeting (the "Proxies") are David S. Perry and Jeanette C. Howell. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted by the Proxies in accordance with the directions contained therein. If no directions are given, those shares will be voted by the Proxies "FOR" the election of each of the three nominees for director named in Proposal 1, and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies will be authorized to vote for a substitute nominee named by the Board of Directors. On such other matters as may properly be presented for action at the Annual Meeting, the Proxies will be authorized to vote in accordance with their best judgment.

REVOCATION OF APPOINTMENT OF PROXY

         Any shareholder who executes an appointment of proxy may revoke it at any time before it is exercised by filing with the Company's President either a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

EXPENSES OF SOLICITATION

         The Company will pay all costs of the solicitation of appointments of proxy for the Annual Meeting, including costs of preparing, assembling and mailing this Proxy Statement. In addition to solicitation by mail, appointments of proxy may be solicited in person or by telephone by the Company's directors, officers and employees.

RECORD DATE

         The close of business on March 10, 2000, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on the Record Date will be eligible to vote on the matters presented for action by shareholders at the Annual Meeting.

VOTING SECURITIES

         The Company's voting securities are the shares of its common stock, $1.00 par value per share, of which 183,620 shares were issued and outstanding on the Record Date. At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date for each director to be elected and on each other matter submitted for voting.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

         In the election of directors, the three nominees receiving the highest numbers of votes will be elected. For Proposal 2 to be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of that proposal must exceed the number of votes cast against it. As long as a quorum is present, abstentions and broker non-votes will have no effect in the voting at the Annual Meeting. Shareholders may not vote cumulatively in the election of directors.

BENEFICIAL OWNERSHIP OF SECURITIES

         PRINCIPAL SHAREHOLDERS. As of the Record Date, persons known to management of the Company to own of record or beneficially more than 5% of the Company's outstanding voting securities were as follows:

       NAME AND ADDRESS                  AMOUNT AND NATURE OF        PERCENTAGE
      OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)      OF CLASS
-------------------------               ------------------------     ----------
Peter M. Bristow
Columbia, South Carolina ..........           15,529 (2)                8.46%

Hope Holding Connell
Raleigh, North Carolina ...........           14,283 (3)                7.78%

Frank B. Holding, Jr.
Raleigh, North Carolina ...........           19,657 (4)               10.71%

Lewis R. Holding
Lyford Cay, Bahamas ...............           49,927 (5)               27.19%

---------------

(1) Except as otherwise noted, each named individual exercises sole voting and investment power with respect to all shares.
(2) Includes an aggregate of 4,786 shares held by or in trust for his spouse and with respect to which shares he disclaims beneficial ownership.
(3) Includes 101 shares with respect to which Ms. Connell exercises shared voting and investment power, and an aggregate of 9,224 shares held by her spouse and with respect to which shares she disclaims beneficial ownership.
(4) Includes an aggregate of 1,770 shares held by certain corporations or other entities which Mr. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and 4,098 shares held by his spouse and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 1,770 shares also are included in the shares shown as beneficially owned by Lewis R. Holding.
(5) Includes an aggregate of 2,764 shares held by certain corporations or other entities which Mr. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and 1,814 shares held by or in trust for his spouse and adult daughter and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 1,770 shares also are included in the shares shown as beneficially owned by Frank B. Holding, Jr.

         MANAGEMENT. As of the Record Date, the beneficial ownership of the Company's outstanding voting securities by its directors individually, and by directors and executive officers as a group, was as follows:

      NAME OF                         AMOUNT AND NATURE OF        PERCENTAGE
    BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP (1)    OF CLASS (2)
--------------------------           ------------------------    ------------
Hope Holding Connell ..........              14,283 (3)              7.78%

E. Thomas Lucas ...............                    4                   *

      NAME OF                           AMOUNT AND NATURE OF        PERCENTAGE
    BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP (1)    OF CLASS (2)
--------------------------             ----------------------      ------------
David S. Perry .......................           366 (4)               0.20%

All directors and executive
  officers as a group (3 persons).....        14,653                   7.98%

--------------

(1) Except as otherwise noted, the individuals named and included in the group exercise sole voting and investment power with respect to all shares.
(2)      An asterisk indicates less than .01%.
(3) Ms. Connell's beneficial ownership is described in footnote 3 to the principal shareholders' table above.
(4) Includes 366 shares with respect to which Mr. Perry exercises shared voting and investment power.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's directors and executive officers are required by Federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's common stock. Based on its review of copies of those reports, the Company's proxy materials are required to disclose failures to report shares beneficially owned or changes in such beneficial ownership, or to timely file required reports during the previous fiscal year. To the knowledge of management of the Company, all such reports required to be filed during 1999 have been timely filed.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Company's Bylaws provide for a Board of Directors composed of three members who are elected each year at the Annual Meeting for terms of one year or until their respective successors have been duly elected and qualified. The Board of Directors has nominated the three persons named below for election by shareholders as directors at the Annual Meeting. Each nominee currently serves as a director of the Company.

                                 POSITION WITH           FIRST
  NAME AND AGE                    COMPANY (1)           ELECTED   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
  ------------                    -----------           -------   --------------------------------------------
Hope Holding Connell               Director              1998     Senior Vice President, First-Citizens Bank & Trust
           (37)                                                   Company, Raleigh, NC; Director, Southern BancShares
                                                                  (N.C.), Inc. and Southern Bank and Trust Company, Mount
                                                                  Olive, NC
E. Thomas Lucas                 Vice President,          1979     Retired; until 1994, served as President and Chief
           (71)             Secretary and Director                Executive Officer, The Heritage Bank, Lucama, NC

David S. Perry               President, Treasurer        1988     President, American Guaranty Insurance Company, Raleigh,
           (55)                  and Director                     NC (property and casualty insurer); President, Triangle
                                                                  Life Insurance Company, Raleigh, NC (credit life and
                                                                  accident and health insurer) (2)

---------------

(1) Ms. Connell, Mr. Lucas and Mr. Perry also serve as directors of Yadkin Valley Life Insurance Company, the Company's wholly-owned subsidiary.
(2) American Guaranty Insurance Company and Triangle Life Insurance Company are wholly-owned subsidiaries of First-Citizens Bank & Trust Company, Raleigh, North Carolina.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE THREE NOMINEES NAMED ABOVE. THE THREE NOMINEES RECEIVING THE HIGHEST NUMBERS OF VOTES WILL BE ELECTED.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held one meeting in 1999, which was attended by all directors. The Board of Directors has no standing committees.

DIRECTOR COMPENSATION

         The Company's directors receive no fees or other compensation for their services as directors.

EXECUTIVE OFFICERS

         The Company's two executive officers are as follows:

         DAVID S. PERRY, age 55, has served as President and Treasurer of the Company since 1988, and as President and Treasurer of its wholly-owned subsidiary, Yadkin Valley Life Insurance Company, since 1998. He also serves as President of American Guaranty Insurance Company, Raleigh, North Carolina, a property and casualty insurer, and as President of Triangle Life Insurance Company, Raleigh, North Carolina, a credit life and accident and health insurer. (See "Certain Relationships and Transactions.")

         E. THOMAS LUCAS, age 71, has served as Vice President and Secretary of the Company and Yadkin Valley Life Insurance Company since 1989. Until his retirement in 1994, Mr. Lucas served as President and Chief Executive Officer of The Heritage Bank, Lucama, North Carolina.

EXECUTIVE COMPENSATION

         The Company has no employees, and its executive officers receive no salaries or other compensation or benefits for their services as officers. (See "Certain Relationships and Transactions.")

CERTAIN RELATIONSHIPS AND TRANSACTIONS

         The Company and its wholly-owned subsidiary, Yadkin Valley Life Insurance Company ("Yadkin Valley Life"), each is party to an Administration Agreement (the "Agreements") with American Guaranty Insurance Company, Raleigh, North Carolina ("American Guaranty"), a wholly-owned subsidiary of First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB"). Under the Agreements, American Guaranty provides managerial, administrative and operational services necessary in carrying on the insurance holding company business and reinsurance business of the Company and Yadkin Valley Life, respectively, subject to the supervision and control of the Company's Board of Directors. American Guaranty is compensated and reimbursed for services rendered and expenses incurred which are reasonable and properly attributable, directly or indirectly, to the management and conduct of the Company's and Yadkin Valley Life's business affairs. The Agreements may be terminated by either party at any time upon written notice to the other. Aggregate fees paid by the Company and Yadkin Valley Life to American Guaranty pursuant to the Agreements during 1999 were $16,116. David S. Perry, who is President, Treasurer and a director of the Company, also serves as President and a director of American Guaranty, and Frank
B. Holding, Jr., a principal shareholder of the Company, serves as Chairman of American Guaranty.

         The Company's reinsurance business consists solely of assuming risks, through Yadkin Valley Life, on credit life insurance policies issued by Triangle Life Insurance Company, Raleigh, North Carolina ("Triangle Life"), which, like American Guaranty, is a wholly-owned subsidiary of FCB. David S. Perry, who is President, Treasurer and a director of the Company, also serves as President and a director of Triangle Life, and Frank B. Holding, Jr., a principal shareholder of the Company, serves as Chairman of Triangle Life.

         As noted above, American Guaranty and Triangle Life each is a wholly-owned subsidiary of FCB. Frank B. Holding, Jr., Lewis R. Holding and Hope
H. Connell, who are principal shareholders of the Company, also are principal shareholders of FCB's parent holding company, First Citizens BancShares, Inc.,

Raleigh, North Carolina ("BancShares"). Also, Frank B. Holding, Jr. and Lewis R. Holding serve as directors and executive officers of FCB and BancShares, and Hope H. Connell serves as a senior officer of FCB.

         The credit life insurance policies issued by Triangle Life and reinsured by Yadkin Valley Life are sold through Southern Bank and Trust Company, Mount Olive, North Carolina ("Southern"), The Fidelity Bank, Fuquay-Varina, North Carolina ("Fidelity"), and The Heritage Bank, Lucama, North Carolina ("Heritage"). Each of those banks has an arrangement with Triangle Life whereby it receives a commission on credit life insurance policies it sells to its loan customers (and which commissions are paid from the premiums received on such policies). Hope H. Connell, who is a director and principal shareholder of the Company, also serves as a director of Southern and its parent holding company and is a principal shareholder of Heritage's parent holding company. Frank B. Holding, Jr., a principal shareholder of the Company, also is a principal shareholder of Southern's parent holding company. Lewis R. Holding, a principal shareholder of the Company, also is a principal shareholder of Southern's and Fidelity's parent holding companies. E. Thomas Lucas, an executive officer and a director of the Company, also is a director of Heritage. The dollar amounts of commissions received by Southern, Fidelity, and Heritage, respectively, in connection with those policies during 1999 were $33,023, $43,524, and $13,979.

         A significant portion of the Company's assets are represented by its investments in equity securities of BancShares, First Citizens Bancorporation of South Carolina, Columbia, South Carolina ("Bancorporation"), and Heritage. The Company is affiliated with BancShares and Heritage as a result of the common control relationships described above. Additionally, Lewis R. Holding, a principal shareholder of the Company, also is a principal shareholder of Bancorporation, and Peter M. Bristow, a principal shareholder of the Company, also is a principal shareholder and an executive officer of Bancorporation.

           PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's current independent public accounting firm, KPMG LLP, has been reappointed by the Board of Directors to serve as the Company's independent accountants for 2000, and a proposal to ratify that appointment will be submitted for voting by shareholders at the Annual Meeting. Representatives of KPMG LLP are not expected to attend the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
2. TO BE APPROVED, THE NUMBER OF VOTES CAST IN PERSON AND BY PROXY AT THE ANNUAL MEETING IN FAVOR OF THIS PROPOSAL MUST EXCEED THE NUMBER OF VOTES CAST AGAINST IT.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented for action by shareholders at the Annual Meeting. Should other matters properly be presented at the meeting, the Proxies, or their substitutes, will be authorized to vote all shares represented by appointments of proxy in accordance with their best judgment.

                            PROPOSALS OF SHAREHOLDERS

         Any proposal of a shareholder which is intended to be presented for action at the 2001 Annual Meeting must be received by the Company at its main office in Raleigh, North Carolina, no later than November 24, 2000, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by the Company in connection with that meeting. In order for a proposal to be included in the Company's proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of the Company's common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

         Written notice of other shareholder proposals intended to be presented at the 2001 Annual Meeting (proposals which are not intended to be included in the Company's proxy statement and form of appointment of proxy) must be received by the Company at its main office in Raleigh, North Carolina, no later than February 7, 2001, in order for such proposals to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at that meeting.

                             ADDITIONAL INFORMATION

         The Company is subject to the reporting requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission, including without limitation proxy statements, annual reports and quarterly reports.

         A COPY OF THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED WITHOUT CHARGE UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO DAVID S. PERRY, PRESIDENT, YADKIN VALLEY COMPANY, POST OFFICE BOX 18747, RALEIGH, NORTH CAROLINA 27619.



MARCH 24, 2000

                              YADKIN VALLEY COMPANY
                             343 EAST SIX FORKS ROAD
                              POST OFFICE BOX 18747
                          RALEIGH, NORTH CAROLINA 27619

            APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints David S. Perry and Jeanette C. Howell, or either of them, attorneys and proxies (the "Proxies"), with full power of substitution, to vote the shares of common stock of Yadkin Valley Company (the "Company") held of record by the undersigned on March 10, 2000, at the Annual Meeting of the Shareholders of the Company to be held at 343 East Six Forks Road (Third Floor Conference Room), Raleigh, North Carolina, at 10:00 a.m. on April 24, 2000, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect three directors of the Company for one-year terms or until their successors are duly elected and qualified.

         [ ] FOR all nominees listed below    [ ] WITHHOLD AUTHORITY to vote
             (except as indicated otherwise       for ALL nominees listed below.
             on the line below).

         NOMINEES: Hope Holding Connell; E. Thomas Lucas; and David S. Perry.

         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below:

        ----------------------------------------------------------------------
2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of KPMG LLP as independent public accountants for fiscal 2000.

                  [ ] FOR           [ ] AGAINST        [ ] ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly be presented for action at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgement.

         PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE
              AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED

         THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY "FOR" THE ELECTION OF EACH NOMINEE NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNABLE OR UNWILLING TO SERVE AS A DIRECTOR FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE NAMED BY THE BOARD OF DIRECTORS.

         THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE COMPANY'S PRESIDENT A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.


                                Dated:_____________________, 2000



                                _________________________________________
                                Signature



                                __________________________________________
                                Joint Signature (if shares are held jointly)


                                INSTRUCTION: PLEASE DATE AND SIGN ABOVE
                                EXACTLY AS YOUR NAME APPEARS ON THIS
                                APPOINTMENT OF PROXY. JOINT OWNERS OF SHARES
                                SHOULD BOTH SIGN. FIDUCIARIES OR OTHER PERSONS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.




IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY, YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.